Earnings per share (“EPS”)	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Earnings per share (“EPS”)

16	Earnings per share (“EPS”)

Basic EPS is calculated by dividing net income attributable to the equity holders of the Company by the weighted average number of common shares outstanding during the year.

Diluted EPS is calculated by dividing net income attributable to the equity holders of the parent by the weighted average number of common shares outstanding during the year plus the weighted average number of shares that would be issued on conversion of all potential shares with dilutive effects.

Diluted earnings per share are computed including stock options granted to key management using the treasury shares method when the effect is dilutive. The Company has the stock options and RSU plans in the category of potentially dilutive shares.

Softbank’s series A perpetual convertible preferred shares are antidilutive in the years ended December 31, 2024, 2023 and 2022 and are not included on the diluted earnings per share.

The table below presents the basic and diluted earnings per share calculations:

	2024	2023	2022
Numerator
Net income attributable to equity holders of the parent	631,510	386,324	373,569
Denominator
Weighted average number of outstanding shares	90,122,429	89,830,351	90,335,037
Effects of dilution from stock options and restricted share units	1,032,207	706,492	329,085
Weighted average number of outstanding shares adjusted for the effect of dilution	91,154,636	90,536,843	90,664,122

Basic earnings per share (R$)	7.01	4.30	4.14
Diluted earnings per share (R$)	6.93	4.27	4.12